                                                                    EXHIBIT 10.4





                           BEVERLY ENTERPRISES, INC.
                             ANNUAL INCENTIVE PLAN
                       (Effective as of January 1, 1994)

                           BEVERLY ENTERPRISES, INC.
                             ANNUAL INCENTIVE PLAN

                       (Effective as of January 1, 1994)
                               TABLE OF CONTENTS

                      Article I.  Establishment and Purpose
    1.1               Establishment of Plan                                                                            1
    1.2               Purpose                                                                                          1
    1.3               Applicability of the Plan                                                                        1
    1.4               Effective Date                                                                                   1

                      Article II.  Definitions and Construction

    2.1               Definitions                                                                                      2
    2.2               Gender and Number; Headings                                                                      3

                      Article III.  Participation

    3.1               Participation                                                                                    4

                      Article IV.  Annual AIP Program; Administration of Plan

    4.1               Annual AIP Program                                                                               5
    4.2               Compensation Committee                                                                           6
    4.3               Expenses                                                                                         7
    4.4               Indemnification and Exculpation                                                                  8

                      Article V.  AIP Awards; Payment of Awards

    5.1               AIP Awards                                                                                       9
    5.2               Eligibility for AIP Award                                                                        9
    5.3               Time and Form of Payment                                                                        10
    5.4               Death of Participant                                                                            10
    5.5               Other Benefit Payments                                                                          10
    5.6               Award Payments in Stock                                                                         11

                      Article VI.  Funding of the Plan

    6.1               Funding                                                                                          12

                      Article VII.  Merger; Amendment; Termination

    7.1               Merger, Consolidation, or Acquisition                                                            13
    7.2               Amendment                                                                                        13
    7.3               Termination                                                                                      13

                           BEVERLY ENTERPRISES, INC.
                             ANNUAL INCENTIVE PLAN

                       (Effective as of January 1, 1994)


                               TABLE OF CONTENTS
                                  (Continued)


                      Article VIII.  Special Provisions
                      Applicable to Covered Participants

    8.1               Provisions Applicable to Covered Participants                                                    14

                      Article IX.  General Provisions

    9.1               Shareholder Approval                                                                             16
    9.2               Nonalienation                                                                                    16
    9.3               Beneficiary Designation                                                                          16
    9.4               Effect on Other Benefit Plans                                                                    17
    9.5               Employer-Employee Relationship                                                                   17
    9.6               Incompetence                                                                                     17
    9.7               Binding on Employer, Participants and Their
                      Successors
    9.8               Status Under ERISA                                                                               18
    9.10              Severability                                                                                     18
    9.11              Applicable Law                                                                                   18

                           BEVERLY ENTERPRISES, INC.
                             ANNUAL INCENTIVE PLAN

                       (Effective as of January 1, 1994)

                     Article I.  Establishment and Purpose

        1.1 Establishment of Plan. BEVERLY ENTERPRISES, INC., a Delaware corporation ("Company") hereby establishes this incentive award plan for Participants, which plan as amended from time to time shall be known as the "BEVERLY ENTERPRISES, INC. ANNUAL INCENTIVE PLAN" ("Plan").

        1.2 Purpose. The purpose of the Plan is to provide its Participants with incentive awards where they have contributed to their Employer's success, and to do so through an ongoing program designed to reinforce such Employer's strategic plan and related financial and operating objectives.

        1.3 Applicability of the Plan. The provisions of this Plan shall be applicable only with respect to those Participants who are designated for participation in this Plan from and after January 1, 1994, the effective date of this Plan.

        1.4 Effective Date. This Plan shall be effective as of January 1, 1994, subject to the approval of this Plan by the Board of Directors and the Company's shareholders, as provided in this Section 1.4. To become effective, this Plan must be approved by the Board of Directors and by the affirmative vote of the holders of a majority of shares of the common stock of the

Company present, or represented, and entitled to vote at a meeting of the Company's shareholders called for such purpose. Absent such approvals prior to January 1, 1995, this Plan shall terminate and cease to be of any further force or effect and all awards hereunder shall be null and void.

                   Article II.  Definitions and Construction

        2.1 Definitions. Whenever used as a capitalized term in the Plan, the following terms shall have the respective meanings set forth below, unless otherwise expressly provided:

       (a) "Affiliate" means "affiliate" as defined in Rule 12b-2 under the Exchange Act.

       (b) "AIP Award" means the annual incentive plan award approved by the Compensation Committee for an eligible Participant for a particular Plan Year, as provided in Section 5.1.

       (c) "AIP Award Guidelines" means the standards, targets, performance measurement and evaluation criteria and guidelines to be used to determine AIP Awards for a particular Plan Year, as provided in
               Section 4.1.

       (d) "AIP Program" means the program for determining the awarding of AIP Awards for a particular Plan Year, consisting of the AIP Award Guidelines for such Plan Year, as provided in Section 4.1.

       (e) "Beneficiary" means the person, persons or trust designated by a Participant as provided in Section 9.3.

       (f) "Board" or "Board of Directors" means the Board of Directors of the Company.

       (g) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder, as the same may be amended from time to time.

       (h) "Company" means Beverly Enterprises, Inc., or any successor thereto.

       (i) "Compensation Committee" means the Compensation Committee of the Board of Directors, which Committee is a standing committee of such Board. The general powers, duties and responsibilities of the Compensation Commit tee as regards this Plan are described in Section 4.2.

       (j) "Covered Participant" means a Participant who is a "covered employee" as defined in Section 162(m)(3) ofthe Code, or who the Compensation Committee believes will be such a covered employee for a Plan Year.

       (k) "Employee" means an individual who is an employee of the Company or an Affiliat.

       (l) "Employer" means the Company or any Affiliate which is participating under the Plan with the consent of the Board of Directors.

       (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

       (n) "Long-Term Incentive Stock Plan" means the "Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Option Plan", as amended from time to time.

       (o) "Participant" means an Employee of an Employer who has been designated as a Participant under this Plan, as provided in
               Section 3.1.

       (p) "Plan" means the "Beverly Enterprises, Inc. Annual Incentive Plan" as set forth in this document, and as the same may be amended from time to time.

       (q) "Plan Year" means the 12-month period beginning each January 1 and ending on December 31 of such year. The first Plan Year shall be the period beginning January 1, 1994 and ending December 31, 1994.

        2.2 Gender and Number; Headings. Except when otherwise indicated by the context, any masculine terminology when used in this Plan shall also include the feminine gender, and the defi nition of any term in the singular shall also include the plural. Headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

                          Article III.  Participation

        3.1 Participation. The Compensation Committee shall designate the Employees of each participating Employer who are to be the Participants under this Plan. Such designations may be based on participation criteria established by the Compensation Committee from time to time. The designation of Participants shall be made for each Plan Year, and the Participants designated for a particular Plan Year may be identified by reference to the subject Plan Year (e.g., the Participants designated for the 1994 Plan Year may be referred to as "1994 Participants"). The Compensation Committee may establish such procedures as it deems appropriate for notifying each Participant of his status as a Participant under the Plan. Section 5.5 contains additional provisions relating to the designation of Participants under the Plan.

            Article IV.  Annual AIP Program; Administration of Plan

        4.1 Annual AIP Program. For each Plan Year, the Compensation Committee shall establish the AIP Program for that Plan Year. Such AIP Program for the particular Plan Year shall consist of such standards, targets, performance measurement and evaluation criteria and guidelines as the Compensation Committee determines to be applicable in awarding AIP Awards for the relevant Plan Year, all of which shall collectively be known as the "AIP Award Guidelines" for that Plan Year. The AIP Program established for a particular Plan Year may include any of the following elements, as determined in the sole discretion of the Compensation Committee:

       (a) An incentive award pool for purposes of determining the dollar amount which shall be available for AIP Awards and other benefits under the Plan for the Plan Year;

       (b) Financial and strategic performance goals for each participating Employer;

       (c) Performance measurement and weighting criteria and guidelines for each Employer, including corporate-wide performance, where applicable;

       (d) Individual target and maximum incentive opportunities for Participants or groups of Participants;

       (e) Performance measurement and weighting criteria and guidelines for Participants or groups of Participants;

       (f) Guidelines and requirements for the development of Participant goals and objectives; and

       (g) Such other standards, criteria, measurements, requirements and guidelines as the Compensation

              Committee may from time to time determine shall be applicable with respect to the subject Plan Year.

The AIP Program established for each Plan Year, including the AIP Award Guidelines applicable thereto, may be identified by reference to the subject Plan Year (e.g., the AIP Program for 1994 may be referred to as the "1994 AIP Program"). The AIP Program so established for each Plan Year shall be communicated to such Company and other participating Employer personnel as the Compensation Committee deems necessary to assist in the maintenance of the AIP Program for such Plan Year. The AIP Program for each Plan Year (including the AIP Award Guidelines included therein) shall be maintained with the records of the Plan for reference purposes. The Compensation Committee may change or modify the AIP Program established for a particular Plan Year in any respect, and at any time.

        4.2 Compensation Committee. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the full general power, authority and discretion to administer the Plan and construe, interpret and apply its provisions. Without limiting the generality thereof, the Compensation Committee shall have the following powers, duties and authorities as regards its administration and activities as regards the Plan:

       (a)     To establish an AIP Program for each Plan Year, as provided in
               Section 4.1;

       (b) To approve AIP Awards or other benefit payments for Participants for each Plan Year, as provided in Section 5.1;

       (c) To establish, maintain and interpret such rules, regulations and requirements as it deems necessary or advisable as regards the administration and maintenance of the Plan, including the amendment and modification of such rules, regulations and requirements;

       (d) To resolve all questions relating to the eligibility of Participants;

       (e) To resolve all questions relating to a Participant's right to receive any AIP Award payment or other benefits under the Plan;

       (f) To determine the time, manner and form of payment with respect to any AIP Award payments or other benefits under the Plan;

       (g) To engage any administrative, legal, consulting, clerical or other services it deems appropriate in administering the Plan;

       (h) To construe and interpret the Plan, and any administrative rules relating thereto, as necessary and to carry out the purposes of this Plan;

       (i) To resolve all questions of fact relating to any questions or determinations relating to the administration of the Plan;

       (j) To compile and maintain all records it determines to be necessary, appropriate and convenient in connection with the administration of the Plan;

       (k) To delegate or appoint such other parties as it determines to be necessary to carry out a general or specific function as regards the administration of the Plan; and

       (l) To take all such other actions, and to make such determinations, as are necessary to administer the Plan and carry out its purposes.

All actions taken or determinations made by the Compensation Committee as regards the Plan shall be final, binding and conclusive upon all parties. The membership of the Compensation Committee, and the rules relating to its conduct, voting and actions, shall be governed by the rules establishing the Compensation Committee as a standing committee of the Board of Directors. Members of the Compensation Committee shall not participate directly in any action or determination regarding their own interests under the Plan.

        4.3 Expenses. Any expenses relating to the administration of this Plan shall be borne by the Employers as may be determined by the Compensation Committee.

        4.4 Indemnification and Exculpation. The members of the Compensation Committee, its agents, and officers, directors, and employees of the Company or any other Employer shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company's written approval) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.

                   Article V.  AIP Awards; Payment of Awards

        5.1 AIP Awards. Each Plan Year, the Compensation Committee shall approve such individual AIP Awards for the Participants covered under the Plan for the Plan Year as the Compensation Committee in its sole discretion shall deem appropriate. Company personnel acting at the direction of the Compensation Committee shall prepare such preliminary calculations and reports regarding proposed AIP Award amounts as the Compensation Committee may request. Such information shall be prepared in accordance with the Compensation Committee's AIP Award Guidelines for the subject Plan Year, and in accordance with such other performance measure ment standards as the Compensation Committee may direct from time to time. The Compensation Committee shall provide that each Participant for a Plan Year be notified of the amount and terms of his AIP Award for the subject Plan Year. Such notification shall be at such time and in such manner as determined by the Compensation Committee.

        5.2 Eligibility for AIP Award. To be eligible to receive any AIP Award as may be approved for the Participant for a particular Plan Year, as provided in Section 5.1, such Participant must satisfy one of the following eligibility conditions:

       (a)     He must be employed as an Employee on the last day of the Plan
               Year;

       (b) He must have retired, died or incurred a disability during the Plan Year if he is not employed as an Employee on the last day of the Plan Year; or

       (c) He must have terminated employment as an Employee before the last day of the Plan Year for another reason as recognized by the Compensation Committee.

Unless the Compensation Committee otherwise specifically provides, a Participant who does not meet one of the foregoing employment eligibility conditions for a particular Plan Year shall not be eligible to receive payment of an AIP Award for such Plan Year.

        5.3 Time and Form of Payment. All AIP Awards for a particular Plan Year shall be paid to or with respect to the eligible Participants for such Plan Year at such time or times as the Compensation Committee may determine, which may be before or following the close of the particular Plan Year to which such AIP Awards relate. Normally, all AIP Award payments shall be in a lump sum; however, the Compensation Committee may from time to time direct the payment of any AIP Award in a different payment form. The Compensation Committee shall designate whether an AIP Award is to be paid in cash, Company stock, other form of property or benefit, or any combination thereof.

        5.4 Death of Participant. In the event a Participant who is eligible to receive an AIP Award dies before payment thereof is made to him, the payment of such AIP Award shall be made to his designated Beneficiary.

        5.5 Other Benefit Payments. From time to time, the Compensation Committee may grant a special benefit award under this Plan to any Employee that it considers to have made a key contribution to the continuing success of his Employer. The Compensation Committee may grant such benefit awards with respect to a Plan Year at any time during or following the particular Plan Year. All such benefit awards so granted under the Plan shall be in addition to any AIP Awards otherwise awarded under the Plan. An Employee who is designated as a Participant as regards eligibility for an AIP Award for a Plan Year may also be granted a benefit award under this Section
5.5. Any Employee who is not otherwise designated as a Participant eligible for an AIP Award, but who is designated to receive a benefit award under this
Section 5.5, shall be considered a Participant under the Plan for the relevant Plan Year as regards such benefit award. The Compensation Committee shall designate the time, form and medium of payment of any benefit award granted pursuant to this Section 5.5.

        5.6 Award Payments in Stock. To the extent any AIP Award (or portion thereof) or other benefit under the Plan is paid in Company stock, as may be directed under Section 5.3 or Section 5.5, such payment shall be considered to be an award under Article IX of the Long-Term Incentive Stock Plan. As such an award, any Participant receiving such award under this Plan and Article IX of such Plan who is also covered by the Long-Term Incentive Stock Plan shall be subject to any applicable sale, transfer, exercise, or vesting restrictions, and to such other terms and provisions under such Plan or award agreements issued pursuant thereto, as regards such stock and the award, exercise and payment thereof. Any such term, condition or provisions in such Plan or award agreement as regards such stock, or the Participant's rights thereto, shall control over any provision in this Plan to the contrary.

                        Article VI.  Funding of the Plan

        6.1 Funding. All amounts paid under this Plan shall be paid from the general assets of the participating Employers. AIP Award payments and other benefit payments under this Plan shall be reflected on the accounting records of the Employers, but neither this Plan nor the maintenance of such accounting records shall be construed to create, or require the creation of, a trust, custodial account, or escrow account with respect to any Participant.
No Participant shall have any right, title, or interest whatsoever in or to any investment reserves, accounts, or funds, that the Employers may purchase, establish, or accumulate to aid in providing the unfunded AIP Award payments or other benefits described in the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create, or be construed to create, a trust or fiduciary relationship of any kind between an Employer, the Compensation Committee and a Participant or any other person. Participants shall not acquire any interest under the Plan greater than that of an unsecured general creditor of an Employer.

                  Article VII.  Merger; Amendment; Termination

        7.1 Merger, Consolidation, or Acquisition. In the event of a merger, consolidation, or acquisition where an Employer is not the surviving organization, unless the successor or acquiring organization shall elect to continue and carry on the Plan, this Plan shall terminate with respect to such Employer, and no addi tional benefits shall accrue for the Participants of such organ ization. Unpaid AIP Award payments or other benefits shall continue to be paid as scheduled unless the successor or acquiring organization elects to accelerate payment.

        7.2 Amendment. The Compensation Committee may amend or modify this Plan at any time, for any reason, and in any manner. Such actions by the Compensation Committee shall be binding upon all other Employers. Any such amendment or modification of the Plan shall not require shareholder approval, except to the extent that such approval is required pursuant to the rules under
Section 16 of the Exchange Act, by any national securities exchange or system on which the Company's stock is listed or reported, or under any other applicable Federal or state law. Notice of any amendment or modification of the Plan shall be given to Participants and other interested parties in such manner and at such time as provided by the Compensation Committee.

        7.3 Termination. The Board of Directors may terminate this Plan at any time, for any reason, and in any manner. In the event of the termination of the Plan pursuant to this Section 7.3, no further AIP Award payments or other benefits shall accrue under this Plan, and amounts which are then payable with respect to a prior Plan Year shall continue to be an obligation of the Employer and shall be paid as scheduled. No AIP Award payments or other payments shall be made with respect to the Plan Year in which the Plan is terminated, unless otherwise provided by the Board of Directors.

                       Article VIII.  Special Provisions
                       Applicable to Covered Participants

        8.1 Provisions Applicable to Covered Participants. Notwith standing any other provision of this Plan to the contrary, any AIP Awards and other benefits paid to Covered Participants under this Plan shall be subject to the following conditions:

       (a) All AIP Guidelines or other performance measures, goals, standards, formulas, or criteria relating to Covered Participants ("Performance Measures") for a Plan Year shall be established by the Compensation Committee in writing prior to the beginning of the Plan Year, or by such other later date for such Plan Year as may be permitted under Section 162(m) of the Code. Performance Measures may include alternate and multiple Performance Measures, and may be based on one or more business criteria. In establishing Performance Measures, the Compensation Committee shall consider an internal budget for factors such as earnings per share, return on equity, revenue growth, cash flow, income and operating margins.

       (b) The Performance Measures must be objective and must satisfy the third party "objectivity" standards under Section 162(m) of the Code.

       (c) The Performance Measures shall not allow for any discretion by the Compensation Committee as to an increase in any AIP Award or other benefit, but discretion to lower an AIP Award or other benefit is permissible.

       (d) The award and payment of any AIP Award or other benefit under this Plan to a Covered Participant with respect to a Plan Year shall be contingent upon the attainment of the Performance Measures that are applicable to such Covered Participant. The Compensation Committee shall certify in writing prior to the payment of any such AIP Award or other benefit that such applicable Performance Measures relating to the AIP Award or other benefit were satisfied. Approved minutes of a meeting of the Compensation Committee may be used for this purpose.

       (e) As provided in Sections 1.4 and 9.1, this Plan is subject to shareholder approval, and all AIP Awards or other benefits to Covered Participants under this Plan are expressly contingent on and subject to such shareholder approval.

       (f) The maximum AIP Award or other benefit that may be paid to any Covered Participant under the Plan for any Plan Year is 100 percent of the Covered Participant's base salary as of the first day of that Plan Year.

       (g) All AIP Awards or other benefits to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Compensation Committee may determine to be necessary to carry out the purposes of this
               Article VIII.

                        Article IX.  General Provisions

        9.1 Shareholder Approval. The effectiveness of the Plan and of the grant of AIP awards or other benefits under this Plan are subject to shareholder approval of the Plan as provided in Section 1.4.

        9.2 Nonalienation. No AIP Award or other benefit payable at any time under the Plan shall be subject in any manner to aliena tion, sale, transfer, assignment, pledge, attachment, garnish ment, or encumbrance of any kind, and shall not be subject to or reached by any legal or equitable process (including execution, garnishment, attachment, pledge, or bankruptcy) in satisfaction of any debt, liability, or obligation, prior to receipt. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter pay able, shall be void. Notwithstanding the foregoing provisions of this Section 9.2, no AIP Award or other benefit amount payable under the Plan shall be payable until and unless any and all amounts representing debts or other obligations owed to the Com pany or other Employer by the Participant with respect to whom such amount would otherwise be payable shall have been fully paid.

        9.3 Beneficiary Designation. A Participant may designate a Beneficiary who upon his death is to receive an AIP Award payment that otherwise would have been paid to him under the Plan. All Beneficiary designations shall be in writing and on a form approved by the Compensation Committee for such purpose, and any such designation shall only be effective if and when delivered to the Compensation Committee or its representative during the lifetime of the Participant. Absent any specific Beneficiary designation with respect to this Plan, a Participant's designated Beneficiary for purposes of this Plan shall be the same person or persons as designated as his beneficiary to receive life insurance proceeds under the Employer's group term life insurance coverage for such Participant. In the event there is not a Beneficiary designation on file for the Participant, such Participant's Beneficiary shall be deemed to be the Participant's surviving spouse, or if there is no such spouse, the Participant's estate.

        9.4 Effect on Other Benefit Plans. AIP Award or other benefit amounts paid under this Plan shall only be considered as compensation under the employee benefit plans of the Employers as determined and provided under the provisions of such plans.

        9.5 Employer-Employee Relationship. The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any Employee or otherwise act with relation to the Employee. An Employer may take any action (including discharge) with respect to any Employee or other person and may treat such person without regard to the effect which such action or treat ment might have upon such person as a Participant under this Plan.

        9.6 Incompetence. Every person receiving or claiming AIP Award or other benefit payments under the Plan shall be conclusively presumed to be mentally competent until the date on which the Compensation Committee receives a written notice, in a form and manner acceptable to the Compensation Committee, that such person is incompetent, and that a guardian, conservator, or other person legally vested with the care of such person's person or estate has been appointed; provided, however, that if the Compen sation Committee shall find that any person to whom an AIP Award or other benefit payment is payable under the Plan is unable to care for such person's affairs because of incompetency, any pay ment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid in a manner as approved by the Compensation Committee. Any such payment so made shall be a complete discharge of any liability therefor under the Plan.

        9.7 Binding on Employer, Participants and Their Successors. This Plan shall be binding upon and inure to the benefit of the Employers, their successors and assigns and the Participants, their heirs, executors, administrators and legal representatives. The provisions of this Plan shall be applicable with respect to each Employer separately, and AIP Award or other benefit amounts payable hereunder shall be paid by the Employer of the particular Participant.

        9.8 Status Under ERISA. This Plan is not maintained as and is not intended to be an "employee benefit plan" under the Employee Retirement Income Security Act of 1974, as amended.

       9.9 Tax Liability. An Employer may withhold from any payment hereunder any taxes required to be withheld and such sum as the Employer may reasonably estimate to be necessary to cover any taxes for which the Employer may be liable and which may be assessed with regard to such payment.

       9.10 Severability. In the event any provision of this Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in this Plan.

        9.11 Applicable Law. This Plan shall be governed by, construed, and administered in accordance with the laws of the State of Arkansas, except to the extent such laws are preempted by the laws of the United States.

       IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers effective as of January 1, 1994.


                                  BEVERLY ENTERPRISES, INC.

                                  By:
ATTEST:                              ---------------------------
                                   Its:
                                       -------------------------
By:
   --------------------------
   Its:
       ----------------------




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